EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of EVERTEC, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that :

The Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date : February 24, 2017	/s/ Peter J.S. Smith

Peter J.S. Smith
Chief Financial Officer